Exhibit 99.2

NEWS RELEASE

KNIGHT RIDDER

50 WEST SAN FERNANDO ST.

SAN JOSE, CA 95113

Knight Ridder Reports March Linage

SAN JOSE, April 17, 2006 – Three newspapers acquired at the end of August 2005 are included in the 2006 numbers, but not in the 2005 numbers. Results for Detroit and Tallahassee, which were sold in the third quarter of 2005, have been excluded from all periods.

Total advertising revenue was up 5.2% for March. Retail was flat, national was down 5.3% and classified was up 15.6%. Help wanted was up 25.7%, real estate was up 35.3% and auto was down 8.6%.

On a pro forma basis, that is, as if the three newspapers acquired in August had been with the company for March 2005 and 2006, total advertising revenue was up 1.6%. Retail was down 3.6%, national was down 5.9% and classified was up 10.7%. Help wanted was up 20.5%, real estate was up 29.3% and auto was down 11.7%.

The remaining numbers reported are GAAP. Total operating revenue was up 4.8% for the month.

Retail was up 10.0% in San Jose, 1.8% in Fort Worth and 0.8% in Charlotte. The other large markets were soft.

National was up 14.4% in Fort Worth and 6.9% in St. Paul, but down in the other large markets. The range of decline was wide: from 1.4% in Kansas City to 18.2% in San Jose. Philadelphia was down 3.7%.

Classified was up in the double digits in most large markets, in a range from up 10.3% in Fort Worth to up 33.1% in Contra Costa. Charlotte and Kansas City, the two markets that grew classified the least, were still up 3.3% and 5.4%, respectively. Akron classified was down 11.3%.

Other revenue was up 1.0%.

Circulation revenue was up 3.6% for the month, but would have been down 0.3% if the acquired newspapers were included in both periods.

Certain statements contained in this report are forward-looking. They are based on management’s current knowledge of factors affecting Knight Ridder’s business. Actual results could differ materially from those currently anticipated, depending upon – but not limited to – the pending acquisition of Knight Ridder by The McClatchy Company, effects of interest rates, of national and local economies on revenue, of the evolution of the Internet, of unforeseen changes in the price of newsprint and of negotiations and relations with labor unions.

Knight Ridder (NYSE: KRI) is one of the nation’s leading providers of news, information and advertising, in print and online. The company publishes 32 daily newspapers in 29 U.S. markets, with a readership of 8.1 million daily and 11.5 million Sunday. It has Web sites in all of its markets and a variety of investments in Internet and technology companies. It publishes a growing portfolio of targeted publications and maintains investments in two newsprint companies. The company’s Internet operation, Knight Ridder Digital, develops and manages the company’s online properties. It is the founder and operator of Real Cities (www.RealCities.com), the largest national network of city and regional Web sites in more than 110 U.S. markets. Knight Ridder and Knight Ridder Digital are headquartered in San Jose, Calif.

McClatchy plans to file with the SEC a Registration Statement on Form S-4 in connection with the merger transaction with Knight Ridder, and Knight Ridder and McClatchy plan to file with the SEC and mail to their respective stockholders an Information Statement/Proxy Statement/Prospectus in connection with the merger transaction. The Registration Statement and the Information Statement/Proxy Statement/Prospectus will contain important information about Knight Ridder, McClatchy, the merger transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Information Statement/Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Knight Ridder and McClatchy through the Web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Information Statement/Proxy Statement/Prospectus when they become available from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838 from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

Knight Ridder and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Knight Ridder’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 24, 2005. This document is available free of charge at the SEC’s Web site at www.sec.gov and from Knight Ridder by contacting Investor Relations at www.knightridder.com, by mail to Suite 1500, 50 West San Fernando St., San Jose, CA 95113 or by telephone at 408-938-7838.

McClatchy and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Knight Ridder in connection with the merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the Information Statement/Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McClatchy’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about March 28, 2005. This document is available free of charge at the SEC’s Web site at www.sec.gov and from McClatchy by contacting Investor Relations at www.mcclatchy.com, by mail to 2100 Q Street, Sacramento, CA 95816 or by telephone at 916-321-1846.

(FR)

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For more information, call Vice President/Corporate Relations Polk Laffoon at 408-938-7838 (e-mail: plaffoon@knightridder.com), or Director/Corporate Communications Lee Ann Schlatter at 408-938-7839 (e-mail: lschlatter@knightridder.com), or visit Knight Ridder’s Web site at www.knightridder.com.

STATISTICAL REPORT

For the period of 2/27/06 - 03/26/06

	March		Percent Change	Year-to-Date		Percent Change
	2006	2005		2006	2005
REVENUE ($000)

Advertising
Retail	81,589	81,610	0.0%	252,336	245,462	2.8%
National	26,836	28,324	-5.3%	87,030	95,059	-8.4%
Classified	79,773	69,029	15.6%	243,295	217,558	11.8%

Total	188,198	178,963	5.2%	582,661	558,079	4.4%
Circulation	42,447	40,963	3.6%	135,912	132,270	2.8%
Other Revenue	7,054	6,986	1.0%	21,315	21,426	-0.5%

Total Operating Revenue	237,699	226,912	4.8%	739,888	711,775	3.9%

AVERAGE CIRCULATION
(000’s of copies including Boise, Olympia and Bellingham for all periods) - Note 1
Morning	3,150	3,332	-5.5%	3,148	3,287	-4.2%
Evening	150	160	-6.2%	149	159	-6.1%
Daily	3,300	3,492	-5.5%	3,297	3,446	-4.3%
Sunday	4,355	4,621	-5.8%	4,271	4,468	-4.4%

ADVERTISING LINAGE
(000’s of six-column inches) - Note 2
Full-Run ROP
Retail	999.9	1,007.6	-0.8%	3,242.9	3,105.9	4.4%
National	223.8	251.2	-10.9%	717.5	809.3	-11.3%
Classified	1,468.6	1,346.2	9.1%	4,600.6	4,229.6	8.8%

Total	2,692.3	2,605.0	3.3%	8,561.0	8,144.8	5.1%

Factored Part-Run ROP	196.1	185.6	5.7%	591.5	582.1	1.6%

TOTAL PREPRINTS INSERTED	604,091	579,443	4.3%	1,881,821	1,828,272	2.9%

Statistical Report

For the period of 02/27/06 - 03/26/06

	March		Percent Change	Year-to-Date		Percent Change
	2006	2005		2006	2005
FULL-RUN ROP ADVERTISING LINAGE DATA
By Markets (000’s of six-column inches) - Notes 2

Akron Beacon Journal	93.1	109.1	-14.7%	286.9	346.5	-17.2%
Charlotte Observer	109.4	122.8	-10.9%	349.4	381.8	-8.5%
Columbia State	93.3	86.3	8.1%	285.8	262.7	8.8%
Contra Costa	111.3	106.0	5.0%	356.4	342.8	4.0%
Fort Wayne News-Sentinel, Journal Gazette	91.1	109.0	-16.4%	300.7	324.1	-7.2%
Fort Worth Star Telegram	161.8	157.4	2.8%	508.2	506.5	0.3%
Kansas City Star	140.8	148.6	-5.2%	428.5	491.2	-12.8%
Lexington Herald-Leader	80.2	85.3	-6.0%	257.8	257.2	0.2%
Miami Herald & el Nuevo Herald	176.2	153.7	14.6%	569.9	521.8	9.2%
Philadelphia Newspapers	170.0	150.0	13.3%	497.5	531.1	-6.3%
St. Paul Pioneer Press	84.2	93.1	-9.6%	245.2	288.1	-14.9%
San Jose Mercury News	149.2	152.3	-2.0%	488.5	514.8	-5.1%
Wichita Eagle	75.5	79.2	-4.7%	228.4	230.4	-0.9%
All Other Dailies	1,156.2	1,052.2	9.9%	3,757.8	3,145.8	19.5%

Total - Full-Run ROP	2,692.3	2,605.0	3.4%	8,561.0	8,144.8	5.1%

Note 1 - Includes circulation copies for Boise, Olympia and Bellingham for all periods.

Note 2 - Measured by individual Knight Ridder newspapers. Where necessary, certain previously reported linage has been restated to be consistent with measurement guidelines currently in use.

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For further information, call Polk Laffoon IV at 408-938-7838

STATISTICAL REPORT - PROFORMA

For the period of 02/27/06 - 03/26/06

	March		Percent Change	Year-to-Date		Percent Change
	2006	2005		2006	2005
REVENUE ($000)

Advertising - Note 1
Retail	81,589	84,601	-3.6%	252,336	254,336	-0.8%
National	26,836	28,527	-5.9%	87,030	95,663	-9.0%
Classified	79,773	72,056	10.7%	243,295	226,736	7.3%

Total	188,198	185,184	1.6%	582,661	576,735	1.0%
Circulation	42,447	42,568	-0.3%	135,912	137,505	-1.2%
Other Revenue	7,054	7,067	-0.2%	21,315	21,684	-1.7%

Total Operating Revenue	237,699	234,819	1.2%	739,888	735,924	0.5%

AVERAGE CIRCULATION
(000’s of copies) - Note 1
Morning	3,150	3,332	-5.5%	3,148	3,287	-4.2%
Evening	150	160	-6.2%	149	159	-6.1%
Daily	3,300	3,492	-5.5%	3,297	3,446	-4.3%
Sunday	4,355	4,621	-5.8%	4,271	4,468	-4.4%
ADVERTISING LINAGE
(000’s of six-column inches) - Notes 1 & 2
Full-Run ROP
Retail	999.9	1,109.5	-9.9%	3,242.9	3,422.7	-5.3%
National	223.8	257.0	-12.9%	717.5	824.9	-13.0%
Classified	1,468.6	1,449.0	1.4%	4,600.6	4,554.6	1.0%

Total	2,692.3	2,815.5	-4.4%	8,561.0	8,802.2	-2.7%

Factored Part-Run ROP	196.1	185.6	5.7%	591.5	582.1	1.6%

TOTAL PREPRINTS INSERTED	604,091	579,466	4.2%	1,881,821	1,828,344	2.9%

Statistical Report - Proforma

For the period of 02/27/06 - 03/26/06

	March		Percent Change	Year-to-Date		Percent Change
	2006	2005		2006	2005
FULL-RUN ROP ADVERTISING LINAGE DATA
By Markets (000’s of six-column inches) - Notes 2

Akron Beacon Journal	93.1	109.1	-14.7%	286.9	346.5	-17.2%
Charlotte Observer	109.4	122.8	-10.9%	349.4	381.8	-8.5%
Columbia State	93.3	86.3	8.1%	285.8	262.7	8.8%
Contra Costa	111.3	106.0	5.0%	356.4	342.8	4.0%
Fort Wayne News-Sentinel, Journal Gazette	91.1	109.0	-16.4%	300.7	324.1	-7.2%
Fort Worth Star Telegram	161.8	157.4	2.8%	508.2	506.5	0.3%
Kansas City Star	140.8	148.6	-5.2%	428.5	491.2	-12.8%
Lexington Herald-Leader	80.2	85.3	-6.0%	257.8	257.2	0.2%
Miami Herald & el Nuevo Herald	176.2	153.7	14.6%	569.9	521.8	9.2%
Philadelphia Newspapers	170.0	150.0	13.3%	497.5	531.1	-6.3%
St. Paul Pioneer Press	84.2	93.1	-9.6%	245.2	288.1	-14.9%
San Jose Mercury News	149.2	152.3	-2.0%	488.5	514.8	-5.1%
Wichita Eagle	75.5	79.2	-4.7%	228.4	230.4	-0.9%
All Other Dailies	1,156.2	1,262.7	-8.4%	3,757.8	3,803.2	-1.2%

Total - Full-Run ROP	2,692.3	2,815.5	-4.4%	8,561.0	8,802.2	-2.7%

Note 1 - Proforma numbers includes Boise, Olympia and Bellingham for all periods as if they had been purchased in January 2005.

Note 2 - Measured by individual Knight Ridder newspapers. Where necessary, certain previously reported linage has been restated to be consistent with measurement guidelines currently in use.

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For further information, call Polk Laffoon IV at 408-938-7838